Columbia Minnesota Tax-Exempt Fund
(the “Fund”)

Supplement dated November 9, 2011
to the Prospectuses dated October 28, 2011

Effective November 1, 2011, the Fund’s prospectuses are revised as follows.

The list of portfolio managers under the caption “Fund Management” in the Summary of the Fund section of the prospectus is hereby replaced with following information:

Portfolio Manager	Title	Managed Fund Since
Catherine Stienstra	Director and Senior Portfolio Manager	2007

The description of the portfolio managers responsible for the Fund’s day-to-day portfolio management, as described under the caption “Portfolio Management” in the More Information About the Fund section is hereby replaced with the following information:

Catherine Stienstra, Director and Senior Portfolio Manager

•	Managed the Fund since 2007.

•	Joined the investment manager in 2007.

•	Sector Leader of the investment manager’s Municipal Bond Team, 2007-2010. Director and Senior Portfolio Manager, FAF Advisors, Inc. (formerly USBancorp Asset Management), 1998-2007.

•	Began investment career in 1988 and has worked in the municipal fixed income market since 1990.

•	BA, international studies, University of Nebraska.

S-6328-11 A (11/11)